UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2020, Sealed Air Corporation (the “Company”) held its Annual Meeting of Stockholders. The holders of a total of 142,142,306 shares of our common stock were present in person or by proxy at the Annual Meeting, representing approximately 91.3% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.The stockholders elected the entire Board of Directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Françoise Colpron	131,853,313	2,733,724	923,590	6,631,679
Edward L. Doheny II	132,648,696	1,442,677	1,419,254	6,631,679
Michael P. Doss	133,194,148	1,487,720	828,759	6,631,679
Henry R. Keizer	124,732,993	10,129,192	648,442	6,631,679
Jacqueline B. Kosecoff	119,475,582	15,447,707	587,338	6,631,679
Harry A. Lawton III	133,777,819	1,048,845	683,963	6,631,679
Neil Lustig	132,395,929	2,536,435	578,263	6,631,679
Suzanne B. Rowland	134,047,173	740,177	723,277	6,631,679
Jerry R. Whitaker	131,489,148	3,473,949	547,530	6,631,679

2.The stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2020 by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of PricewaterhouseCoopers LLP	136,078,938	5,715,649	347,719	—

3.The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the proxy statement by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	127,029,576	7,037,818	1,443,233	6,631,679

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel & Secretary

Date: May 27, 2020